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                                                                     EXHIBIT 1.1

                                                                  EXECUTION COPY

                               U.S. $500,000,000

                            NATIONAL RURAL UTILITIES

                         COOPERATIVE FINANCE CORPORATION

                                CFC InterNotes(R)

                                AGENCY AGREEMENT

                                                                November 9, 2004

Banc of America Securities LLC

Incapital LLC

A.G. Edwards

Charles Schwab & Co., Inc.

Comerica Securities, Inc.

Edward D. Jones & Co., L.P.

J.J.B. Hilliard, W.L. Lyons, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. Incorporated

UBS Financial Services Inc.

c/o Banc of America Securities LLC

9 West 57th Street

New York, NY 10019

Dear Sirs:

------------------------

InterNotes(R) is a registered trademark of Incapital Holdings LLC.

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            National Rural Utilities Cooperative Finance Corporation, a District
of Columbia cooperative association (the "Company"), confirms its agreement with each of you (individually, an "Agent" and, collectively, the "Agents") with respect to the issue and sale by the Company of up to U.S. $500,000,000 aggregate principal amount of its CFC InterNotes(R) (such CFC InterNotes(R), together with such additional CFC InterNotes(R) of the Company as are added to this Agreement pursuant to an Amendment, the "Securities"). The Securities are to be issued from time to time pursuant to an Indenture, dated as of December
15, 1987 (as supplemented by a First Supplemental Indenture dated as of October 1, 1990, and as it may be supplemented or amended from time to time, the "Indenture"), between the Company and U.S. Bank Trust National Association, as successor trustee (the "Trustee").

            Subject to the terms and conditions stated herein, the Company hereby (1) appoints the Agents as the exclusive agents of the Company for the purpose of soliciting offers to purchase Securities and each Agent hereby agrees to use its reasonable best efforts to solicit offers to purchase Securities upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify and in accordance with the terms hereof, and after consultation with Incapital LLC (the "Purchasing Agent") and (2) agrees that whenever the Company determines to sell Securities pursuant to this Agreement, such Securities shall be sold pursuant to a Terms Agreement (as defined herein) relating to such sale in accordance with the provisions of
Section 2 hereof between the Company and the Purchasing Agent, with the Purchasing Agent purchasing such Securities as principal for resale to other Agents or dealers (the "Selected Dealers"), each of whom will purchase as principal. This Agreement shall only apply to sales of the Securities on original issuance and not to sales of any other securities or evidences of indebtedness of the Company and only on the specific terms set forth herein.

            SECTION 1. Representations and Warranties. The Company represents and warrants to each Agent as of the date hereof, as of each Closing Date (as defined in Section 2(g) hereof), as of each delivery date of Securities to the Purchasing Agent (a "Settlement Date") in respect of any principal purchase by it (whether pursuant to a Terms Agreement or otherwise) and as of the times referred to in Sections 6(a) and 6(b) hereof (each Closing Date, each Settlement Date and each such time referred to in Sections 6(a) and 6(b) being hereinafter sometimes referred to as a "Representation Date"), as follows:

            (a) Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 No. 333-109310 (and any registration statements referred to in any Amendment (as defined in Section 10 hereof)) for the registration under the Securities Act of 1933 (the "Act") of the Securities (including a prospectus relating to the registration statements) and has filed and may file one or more amendments thereto (including one or more amended or supplemental prospectuses) and such registration statements and any such amendments have become effective. Each such registration statement, including financial statements and exhibits, at the time it became effective under the Act, as amended and supplemented (including all documents incorporated therein by reference), is hereinafter referred to as a "Registration Statement". A prospectus supplement dated November 8, 2004, relating to the Securities and to Registration Statement No. 333-109310, including a prospectus, has been

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prepared and will be filed pursuant to Rule 424 of the rules and regulations of the Commission (the "Rules and Regulations") under the Act (such prospectus and prospectus supplement (or, in the case of any Amendment, the prospectus and prospectus supplement referred to therein) are herein referred to as the "Prospectus"). Any reference in this Agreement to the Prospectus as amended or supplemented shall include, without limitation, any prospectus filed with the Commission pursuant to Rule 424 of the Rules and Regulations which amends or supplements the Prospectus, including, as to any Security, any related Pricing Supplement (as defined herein). Any reference herein to a Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the effective date of such Registration Statement or the date of the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to a Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of such Registration Statement, or the date of the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

            (b) Accuracy of Registration Statements. Each Registration Statement (and such Registration Statement as amended if any post-effective amendment thereof shall have become effective) complies in all material respects with the provisions of the Act and the Exchange Act and the Rules and Regulations and does not contain an untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus (and the Prospectus as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto) fully complies with the provisions of the Act and the Exchange Act and the Rules and Regulations and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this paragraph (b) shall apply to (i) that part of any Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee or
(ii) statements in, or omissions from, any Registration Statement or the Prospectus or any amendment thereof or supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Agent for use in connection with the preparation of such Registration Statement or the Prospectus or any such amendment or supplement.

            (c) Accountants. The accountants who have certified or shall certify the financial statements filed and to be filed with the Commission as parts of any Registration Statement and the Prospectus are independent with respect to the Company as required by the Act and the Rules and Regulations.

            (d) Due Incorporation. The Company has been duly incorporated and is a validly existing cooperative association in good standing under the laws of the District of Columbia, duly qualified and in good standing in each jurisdiction in which the ownership or

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leasing of properties or the conduct of its business requires it to be qualified
(or the failure to be so qualified will not have a material adverse effect upon the business or condition of the Company), and the Company has the corporate power and holds all valid permits and other required authorizations from governmental authorities necessary to carry on its business as now conducted and as to be conducted on the Closing Date and any Representation Date, and as contemplated by the Prospectus.

            (e) Material Changes. Since the respective dates as of which information is given in each Registration Statement and the Prospectus, and except as set forth in the Prospectus, there has not been any material adverse change in the condition, financial or other, or the results of operations of the Company, whether or not arising from transactions in the ordinary course of business.

            (f) Litigation. Except as set forth in the Prospectus, the Company does not have any litigation pending of a character which in the opinion of counsel for the Company referred to in Section 5(f) hereof could result in a judgment or decree having a material adverse effect on the condition, financial or other, or the results of operations of the Company.

            (g) Legality. This Agreement, the Securities and the Indenture are duly and validly authorized, and no further authorization, consent or approval of the members and no further authorization or approval of the Board of Directors of the Company or any committee thereof is required for the issuance and sale of the Securities as contemplated herein and in the Indenture. The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus. The Indenture is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms and each Security delivered or sold hereunder will constitute, as of such delivery or sale, the legal, valid and binding obligation of the Company enforceable in accordance with its terms and will be entitled to the benefits of the Indenture and the terms of such Security will have been approved by the appropriate officers of the Company.

            (h) No Stop Order. The Commission has not issued and, to the best knowledge of the Company, is not threatening to issue any order preventing or suspending the use of the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto).

            (i) Regulation. The Company is not required to be registered as an investment company under the Investment Company Act of 1940 and is not subject to regulation under the Public Utility Holding Company Act of 1935.

            (j) No Conflicts. The execution and delivery of this Agreement, any applicable Terms Agreement (as defined in Section 2), the Indenture and the Securities, the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder, as the case may be, will not (i) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound

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or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or By-Laws of the Company or (iii) result in any violation of any law, statute or any order, rule or regulation of any court or other governmental agency or body having jurisdiction over the Company or any of its properties, except, with respect to (i) and (iii) above, to the extent that such a conflict, breach, default or violation would not have, individually or in the aggregate, a material adverse effect on the condition, financial or other, or the results of operations of the Company.

            (k) No Defaults. The Company will not at any time of delivery of the Securities be in violation of its Amended and Restated Certificate of Incorporation or By-Laws or other organizational documents or instruments or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which violation or default would have, individually or in the aggregate, a material adverse effect on the condition, financial or other or the results of operations of the Company.

            (l) No Consents. No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, is required to be obtained by the Company in connection with the execution, delivery or performance by the Company of this Agreement, any applicable Terms Agreement, the Indenture or the Securities, except such as have been obtained and made under the Securities Act and the Trust Indenture Act and such as may be required under the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

            SECTION 2. Solicitations as Agent; Purchases as Principal.

            (a) Securities shall be purchased by each Agent from the Purchasing Agent (or in the case of the Purchasing Agent, from the Company) as principal. The Agents shall offer the Securities upon the terms and conditions set forth herein and in the Prospectus and upon the terms communicated to the Agents from time to time by the Company or the Purchasing Agent, as the case may be (which terms, unless otherwise agreed, may be agreed upon orally, with written confirmation prepared by such Agent or Agents and sent by telecopier to the Company). For the purpose of such sales the Agents will use the Prospectus, as then amended or supplemented, which has been most recently distributed to the Agents by the Company, and the Agents will offer and sell the Securities only as permitted or contemplated thereby and herein and will offer and sell the Securities only as permitted by the Securities Act and the applicable securities laws or regulations of any jurisdiction. An Agent's commitment to purchase Securities as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.

            (b) The Company agrees to sell the Securities to the Purchasing Agent at a discount from the public offering price of each such Security equivalent to the applicable commission set forth in Exhibit A hereto; provided, however, that the Company and the Purchasing Agent may agree instead to a discount greater than or less than the percentages

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set forth on Exhibit A hereto. The actual aggregate discount with respect to each sale of Securities will be set forth in the related pricing supplement, in substantially the form attached as Exhibit D, that sets forth the terms or a description of particular Securities (the "Pricing Supplement"). The Purchasing Agent and the other Agents or Selected Dealers will share the above-mentioned discount in such proportions as they may agree.

            (c) The Company reserves the right, in its sole discretion, to suspend solicitation by the Agents in their capacities as Agents of offers to purchase the Securities commencing at any time for any period of time or permanently. Upon receipt of at least one business day's prior notice from the Company, the Agents will forthwith suspend solicitation of offers to purchase Securities until such time as the Company has advised the Agents that such solicitation may be resumed.

            (d) Each sale of Securities shall be made in accordance with the terms of this Agreement, the Procedures (as defined below) and a separate agreement in substantially the form attached as Exhibit C (a "Terms Agreement") to be entered into which will provide for the sale of such Securities to, and the purchase and reoffering thereof by, the Purchasing Agent as principal. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by the Purchasing Agent. The offering of Securities by the Company hereunder and the Purchasing Agent's agreement to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Securities to be purchased pursuant thereto by the Purchasing Agent as principal, and may specify, among other things, the principal amount of Securities to be purchased, the interest rate or interest rate basis (and whether such interest rate shall be fixed or floating) and maturity date or dates of such Securities, the interest payment dates, if any, the net proceeds to the Company, the initial public offering price at which the Securities are proposed to be reoffered, and the Settlement Date and place of delivery of and payment for such Securities, whether the Securities provide for a Survivor's Option (as such term is defined in the Prospectus), whether the Securities are redeemable or repayable and on what terms and conditions, and any other relevant terms. In connection with the resale of the Securities purchased, without the consent of the Company and the Purchasing Agent, the Agents are not authorized to appoint subagents or to engage the service of any other broker or dealer, other than the Selected Dealers, nor may any Agent reallow any portion of the discount paid to it.

            (e) The Purchasing Agent may, and, upon the request of an Agent with respect to any Securities being purchased by such Agent shall, terminate any agreement hereunder by the Purchasing Agent to purchase such Securities, immediately upon notice to the Company at any time at or prior to the Settlement Date relating thereto, if there shall have come to the attention of the Purchasing Agent or such Agent or Agents any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

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            (f) Administrative procedures respecting the sale of Securities (the
"Procedures") shall be agreed upon from time to time by the appropriate representatives of each Agent and the Company. The Procedures initially shall include those procedures set forth in Exhibit B hereto. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures. The Procedures may be amended only by written agreement of the Company and the Agents.

            (g) The documents initially required to be delivered by Section 5 hereof and the documents required to be delivered by Section 5 hereof in connection with each Amendment shall be delivered at the office of Milbank, Tweed, Hadley & McCloy LLP, One Chase Manhattan Plaza, New York, New York 10005, not later than 10:00 A.M., New York City time, on the date of this Agreement, or such Amendment, or at such later time as may be mutually agreed upon by the Company and the Agents (each a "Closing Date").

            SECTION 3. Covenants of the Company. The Company covenants and agrees:

            (a) to furnish promptly to each Agent and to counsel for the Agents, without charge, a signed copy of each Registration Statement as filed with the Commission and each amendment or supplement thereto (other than pricing supplements which need only be furnished to the Agents for the Securities covered thereby), and a copy of each Prospectus thereafter filed with the Commission, including all supplements thereto (other than pricing supplements) and, upon request of such Agent, all documents incorporated therein by reference and all consents and exhibits filed therewith;

            (b) to deliver promptly to the Agents such number of the following documents as they may request:

            (i) conformed copies of each Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agreement);

            (ii) each Prospectus; and

            (iii) any documents incorporated by reference in the Prospectus;

and the Company authorizes each Agent to use such documents during the period referred to in (c) below (subject to the limitations set forth therein) in connection with the sale of the Securities in accordance with the applicable provisions of the Act and the Rules and Regulations;

            (c) if, during any period in which, in the opinion of counsel for the Agents (provided, if the Agents are no longer soliciting (or have been instructed to stop soliciting) purchases of Securities, such opinion is known to the Company), a prospectus relating to the Securities is required to be delivered under the Act, any event known to the Company occurs as a result of which the Prospectus would include an untrue statement of a material fact or

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omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act or the Rules and Regulations, to notify the Agents promptly to suspend solicitation of purchases of the Securities (and the Agents will do so); and, except as otherwise provided in any relevant Terms Agreement, to promptly prepare and file with the Commission an amendment or supplement, whether by filing such documents pursuant to the Act or the Exchange Act, as may be necessary to correct such untrue statement or omission or to make such Registration Statement or the Prospectus comply with such requirements and to prepare and furnish to the Agents at its own expense such amendment or supplement to such Registration Statement or the Prospectus as will correct such Registration Statement or the Prospectus; provided, however, that the Company shall in any event promptly prepare, file and furnish an Agent with such an amendment or supplement if such Agent shall then hold any Securities acquired from the Company as principal (other than such Securities as such Agent shall have held for a period of six months or more);

            (d) to timely file with the Commission during the period referred to in the proviso to (c) above and during any time the Agents are permitted to solicit offers as Agents as provided hereunder (i) any amendment or supplement to a Registration Statement or any Prospectus that may, in the judgment of the Company, be required by the Act or requested by the Commission and (ii) all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act;

            (e) prior to filing with the Commission, during the period referred to in the proviso to (c) above and during any time the Agents are permitted to solicit offers as Agents as provided hereunder, (i) any amendment or supplement to a Registration Statement, (ii) any amendment or supplement to the Prospectus or (iii) upon request of any Agent, any document incorporated by reference in any Registration Statement or any amendment of or supplement to any such incorporated document, to furnish a copy thereof to the Agents and counsel for the Agents;

            (f) to advise the Agents immediately (i) when any post-effective amendment to any Registration Statement relating to or covering the Securities becomes effective and when any further amendment of or supplement to the Prospectus shall be filed with the Commission, (ii) of any request or proposed request by the Commission for an amendment or supplement to any Registration Statement, to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or any order directed to the Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of the happening of any event which makes untrue any statement of a material fact made in any Registration Statement or the Prospectus as amended or supplemented or which requires the making of a change in any such Registration Statement

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or the Prospectus as amended or supplemented in order to make any material statement therein not misleading;

            (g) if, during the period referred to in the proviso to (c) above and during any time the Agents are permitted to solicit offers as Agents as provided hereunder, the Commission shall issue a stop order suspending the effectiveness of a Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time;

            (h) as soon as practicable, but not later than 18 months, after the date of each acceptance by the Company of an offer to purchase Securities hereunder, to make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of
(i) the effective date of the most recent Registration Statement, (ii) the effective date of the most recent post-effective amendment to the most recent Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such acceptance which will satisfy the provisions of Section 11(a) of the Act (including, at the option of the Company, Rule 158 of the Rules and Regulations under the Act);

            (i) so long as any of the Securities are outstanding, to make available (including by way of posting on its website) to the Agents, not later than the time the Company makes the same available to others, copies of all public reports or releases and all reports and financial statements furnished by the Company to any securities exchange on which the Securities are listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

            (j) on or prior to the date on which the Company shall release to the general public interim financial information, if any, with respect to each of the first three quarters of any fiscal year, to make available such information to each Agent and, except as otherwise provided in any relevant Terms Agreement, to cause the Prospectus to be amended or supplemented to set forth or incorporate by reference such information, as well as such other information and explanations as shall be necessary for an understanding of such amounts or as shall be required by the Act or the Rules and Regulations; provided, however, that if on the date of such release the Agents shall not be engaged or shall have been instructed not to engage in solicitation of purchases of the Securities and shall not then hold any Securities acquired from the Company as principal (other than such Securities as shall have been held for a period of six months or more), the Company shall not be obligated to amend or supplement the Prospectus until such time as solicitation of purchases of the Securities shall with the Company's consent be resumed or the Company shall subsequently enter into a new Terms Agreement with one of you;

            (k) on or prior to the date on which the Company shall release to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, to make available such information to each Agent and to cause each Registration Statement and the Prospectus to be amended or supplemented, initially to set forth capsule financial information with respect to the results of operations of

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the Company for such year and corresponding information for the prior year, as well as such other information and explanations as shall be necessary for an understanding of such amounts or as shall be required by the Act or the Rules and Regulations, and, on or before the date that the Company's Annual Report on Form 10-K is filed with the Commission, to cause each Registration Statement and the Prospectus to be amended to set forth or incorporate such audited financial statements and the report or reports of independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the Act or the Rules and Regulations; provided, however, that if on the date of such release the Agents shall not be engaged or shall have been instructed not to engage in solicitation of purchases of the Securities, and shall not then hold any Securities acquired from the Company as principal (other than such Securities as shall have been held for a period of six months or more), the Company shall not be obligated so to amend or supplement the Prospectus until such time as solicitation of purchases of the Securities shall with the Company's consent be resumed or the Company shall subsequently enter into a new Terms Agreement with one of you; and

            (l) to endeavor, in cooperation with the Agents, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as any Agent may designate, and to maintain such qualifications in effect for as long as may be required for the distribution of the Securities; and to file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided; provided that the Company shall not be required to register or qualify as a foreign corporation nor, except as to matters relating to the offer and sale of the Securities, take any action which would subject it to service of process generally in any jurisdiction.

            SECTION 4. Payment of Expenses. The Company will pay (i) the costs incident to the authorization, issuance and delivery of the Securities and any taxes (other than transfer taxes) payable in that connection, (ii) the costs incident to the preparation, printing and filing under the Act of each Registration Statement and any amendments and exhibits thereto, (iii) the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act, (iv) the costs of preparing, printing and mailing the Prospectus and any amendment or supplement to the Prospectus, (v) the costs of distributing each Registration Statement, as originally filed, and each amendment and post-effective amendment thereof (including exhibits), the Prospectus, any supplement or amendment to the Prospectus and any documents incorporated by reference in any of the foregoing documents, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the costs and fees in connection with the listing of the Securities on any securities exchange, (viii) the cost of any filings with the National Association of Securities Dealers, Inc., (ix) the fees and disbursements of counsel to the Company, (x) the fees paid to rating agencies in connection with the rating of the Securities, (xi) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 3(l) hereof and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Securities as an investment (including fees and expenses of counsel for the Agents in connection therewith), (xii) the cost of any advertising expenses agreed to by the Company and the Agents in connection with the solicitation of offers to purchase Securities, (xiii) the fees and disbursements of the Company's auditors and (xiv) all other costs and expenses incident to

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the performance of the Company's obligations under this Agreement (including any
Terms Agreement). In addition, subject to the provisions of Section 7, the Company agrees to reimburse the Agents for the fees and disbursements of their legal counsel (except that the Company shall not be liable for the fees and disbursements of more than one separate firm of attorneys).

            Except as specifically provided in this Section and herein, the Agents agree to pay all their costs and expenses.

            SECTION 5. Conditions of Obligations. The obligation of the Agents, as agents of the Company, under this Agreement to solicit offers to purchase the Securities, as well as the obligation of each Agent to purchase Securities pursuant to any Terms Agreement or otherwise, is subject to the accuracy, on each Representation Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof to the extent then relevant, to the performance by the Company in all material respects of its obligations hereunder and to each of the following additional terms and conditions:

            (a) No stop order suspending the effectiveness of any Registration Statement, or any part thereof, nor any order directed to any document incorporated by reference in the Prospectus shall have been issued and no stop order proceeding shall have been initiated or threatened by the Commission and no challenge by the Commission shall be pending to the accuracy or adequacy of any document incorporated by reference in the Prospectus; any request of the Commission for inclusion of additional information in any Registration Statement or the Prospectus or otherwise shall have been withdrawn or complied with; and after the date of any Terms Agreement (and prior to the Settlement Date for the Securities referred to therein) the Company shall not have filed with the Commission any amendment or supplement to any Registration Statement or the Prospectus (or any document incorporated by reference therein) without the consent of the Agent or Agents party thereto.

            (b) No order suspending the sale of the Securities in any jurisdiction designated by an Agent pursuant to Section 3(l) hereof shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

            (c) The Agents shall not have discovered and disclosed to the Company that any Registration Statement or the Prospectus, as amended or supplemented, contains an untrue statement of a fact which, in the opinion of counsel for the Agents, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (d) At each Closing Date, the Agents shall have received from Cravath, Swaine & Moore LLP, counsel for the Agents, such opinion and letter, dated such Closing Date, with respect to the issuance and sale of the Securities, the Indenture, each Registration Statement and the Prospectus, as amended or supplemented, and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (e) At each Closing Date, the Agents shall have received the opinion, addressed to the Agents and dated such Closing Date, of John Jay List, Esq., General Counsel of the Company, in form and scope satisfactory to the Agents and their counsel, to the effect that:

            (i) the Company has been duly incorporated and is validly existing as a cooperative association under the laws of the District of Columbia with corporate power to conduct its business as described in each Registration Statement;

            (ii) the issuance and sale of the Securities by the Company pursuant to this Agreement (and, if the opinion is being given pursuant to Section 6(c) hereof on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) have been duly and validly authorized by all necessary corporate action (subject to the approval of the terms of each Security by the Governor or the Chief Financial Officer of the Company); and no authorization, consent, order or approval of, or filing or registration with, or exemption by, any government or public body or authority of the District of Columbia or any department or subdivision thereof is required for the validity of the Securities or for the issuance, sale and delivery of the Securities by the Company pursuant to this Agreement and any Terms Agreement or for the execution and delivery of this Agreement, any Terms Agreement and the Indenture by the Company (except that such counsel need not express an opinion as to whether offers or sales by Agents require qualification or registration under the securities laws of the District of Columbia);

            (iii) the Indenture has been duly authorized by the Company and constitutes an instrument valid and binding on the Company and enforceable in accordance with its terms;

            (iv) the Securities, assuming they are in a form conforming to the specimens thereof examined by such counsel, and assuming due execution of the Securities on behalf of the Company and authentication thereof by the Trustee and issuance thereof in accordance with the terms of the Indenture and delivery thereof against payment therefor in accordance with the terms of this Agreement (and any Terms Agreement) and subject to the approval of the terms of each Security by the Governor or the Chief Financial Officer of the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms and will be entitled to the benefits of the Indenture;

            (v) this Agreement (and, if the opinion is being given pursuant to Section 6(c) hereof on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) has been duly authorized, executed, and delivered by the Company and the performance of this Agreement (or applicable Terms Agreement) and the consummation of the transactions herein (or therein) contemplated will not (i) result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, note, loan agreement or other agreement or instrument known to such counsel, after due inquiry, to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or By-Laws of the Company or (iii) result in any violation of any District of Columbia law or statute or any rule or regulation of any District of Columbia governmental agency or body having jurisdiction over the Company or any of its properties which, in the experience of General Counsel of the Company, is of a type generally applicable to transactions like the ones contemplated herein, except, with respect to
      (i) and (iii) above, to the extent that such a breach, default or violation would not have, individually or in the aggregate, a material adverse effect on the condition, financial or other, or the results of operation of the Company;

            (vi) no consent, approval, authorization or order of any court or governmental agency, authority or body of the District of Columbia is required for the consummation of the transactions contemplated in this Agreement (including any Terms Agreement) (except that such counsel need not express an opinion as to whether offers or sales by Agents require qualification or registration under the securities laws of the District of Columbia); and

            (vii) there is no tax of the District of Columbia or the Commonwealth of Virginia applicable to the execution of the Indenture.

            Such counsel shall state that nothing has come to the attention of such counsel causing him to believe, based upon such counsel's participation in the preparation of each Registration Statement or otherwise, that any Registration Statement (or any post-effective amendment thereof), at the time such Registration Statement became effective and at the effective time of any such amendment or supplement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make statements therein not misleading, or that the Prospectus (as amended or supplemented, if amended or supplemented), as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Company required to be disclosed in any Registration Statement or the Prospectus and which is not disclosed therein.

            Insofar as such opinion relates to the enforceability of the Securities and the Indenture, such counsel may state that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation
(a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing, and by laws with respect to or affecting the remedies provided for in the Securities and the Indenture (provided that such laws do not, in the opinion of such counsel, make inadequate the remedies afforded thereby for the realization of the benefits provided for in the Securities and the Indenture).

            (f) At each Closing Date, the Agents shall have received the opinion, addressed to the Agents and dated such Closing Date, of Milbank, Tweed, Hadley & McCloy LLP, counsel to the Company, in form and scope satisfactory to the Agents and their counsel, to the effect that:

            (i) the Company has been duly incorporated and is validly existing as a cooperative association in good standing under the laws of the District of Columbia with corporate power to conduct its business as described in the Prospectus;

            (ii) the issuance and sale of the Securities by the Company pursuant to this Agreement (and, if the opinion is being given pursuant to Section 6(d) hereof on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) have been duly and validly authorized by all necessary corporate action (subject to the approval of the terms of each Security by the Governor or the Chief Financial Officer of the Company); and no authorization, consent, order or approval of, or filing or registration with, or exemption by, any governmental or public body or authority (including, without limitation, the Rural Utilities Service) of the United States or of the State of New York or any department or subdivision thereof, or, to the best knowledge of such counsel, any court, other than such as may be required under State securities or blue sky laws and other than registration of the Securities under the Act and qualification of the Indenture under the Trust Indenture Act, is required for the validity of the Securities or for the issuance, sale and delivery of the Securities by the Company pursuant to this Agreement (including any Terms Agreement) or for the execution and delivery of this Agreement (including any Terms Agreement) and the Indenture by the Company;

            (iii) the Indenture has been duly authorized by the Company, has been duly qualified under the Trust Indenture Act and constitutes an instrument valid and binding on the Company and enforceable in accordance with its terms;

            (iv) the Securities, assuming they are in a form conforming to the specimens thereof examined by such counsel, and assuming due execution of the Securities on behalf of the Company and authentication thereof by the Trustee and issuance thereof in accordance with the terms of the Indenture and delivery thereof against payment therefor in accordance with the terms of this Agreement (and any Terms Agreement) and subject to the approval of the terms of each Security by the Governor or the Chief Financial Officer of the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms and will be entitled to the benefits of the Indenture;

            (v) this Agreement (and, if the opinion is being given pursuant to Section 6(d) hereof on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) has been duly authorized, executed, and delivered by the Company and the performance of this Agreement (or applicable Terms Agreement) and the consummation of the transactions herein (or therein) contemplated will not (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, note, loan agreement or other agreement or instrument known to such counsel, after due inquiry, to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or By-Laws of the Company or (iii) result in any violation of any law or statute of the United States or of the State of New York or any department or subdivision thereof or any rule or regulation of a type which, in the experience of counsel to the Company, is generally applicable to transactions like the ones contemplated herein, except, with respect to (i) and (iii) above, to the extent that such a breach, default or violation would not have, individually or in the aggregate, a material adverse effect on the condition, financial or other, or the results of operation of the Company;

            (vi) the Securities and the Indenture conform in all material respects to the descriptions thereof contained in each Registration Statement; the statements made in the Prospectus under the caption "Description of Debt Securities" and in the prospectus supplement dated November 8, 2004, under the caption "Description of Notes" (and the comparable provisions of any supplement to the Prospectus approved by the Agents), insofar as they purport to summarize the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by Form S-3; and the legal conclusions contained in the Prospectus under the captions "Certain U.S. Federal Income Tax Considerations" and "Certain Employee Retirement Income Security Act Matters" are correct in all material respects and the discussion thereunder does not omit any material provision with respect to the matters covered;

            (vii) each Registration Statement (and any posteffective amendment thereof) has become and is effective under the Act and the Securities have become registered under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated, and each Registration Statement (and any post-effective amendment thereof) and the Prospectus and each amendment thereof or supplement thereto (except for the financial statements and other financial data included therein as to which such counsel need express no opinion) when they became effective or were filed with the Securities and Exchange Commission complied as to form in all material respects with the requirements of the Act, the Exchange Act, the Trust Indenture Act and the rules and regulations issued thereunder;

            (viii) each document incorporated by reference in the Prospectus which was filed pursuant to the Exchange Act (except for the financial statements and schedules and other financial and statistical material included therein or omitted therefrom, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder.

            (ix) the Company is not required to be registered as an investment company under the Investment Company Act of 1940;

            (x) the Company is not subject to regulation under the Public Utility Holding Company Act of 1935; and

            (xi) the Company is not a public utility as defined in the Federal Power Act.

            Such counsel shall state that based upon such counsel's participation in the preparation of each Registration Statement, the Prospectus and documents incorporated by reference therein, such counsel's discussions with certain officers and employees of the Company, such counsel's conferences with representatives of the Company's independent certified public accountants and such counsel's representation of the Company, nothing has come to the attention of such counsel causing it to believe that such Registration Statement (or any post-effective amendment thereof), at the time such Registration Statement became effective and at the effective time of any such amendment or supplement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make statements therein not misleading, or that the Prospectus (as amended or supplemented, if amended or supplemented), as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion concerning financial or statistical data included therein) and such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Company required to be disclosed in any Registration Statement or the Prospectus and which is not disclosed therein.

            Such counsel shall also state that to the best knowledge of such counsel, no order directed to any document incorporated by reference in the Prospectus has been issued and no challenge has been made by any regulatory agency to the accuracy or adequacy of any such document.

            Insofar as such opinion relates to the enforceability of the Securities and the Indenture, such counsel may state that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation
(a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing, and by laws with respect to or affecting the remedies provided for in the Securities and the Indenture (provided that such laws do not, in the opinion of such counsel, make inadequate the remedies afforded thereby for the realization of the benefits provided for in the Securities and the Indenture).

            In rendering the foregoing opinion, Milbank, Tweed, Hadley & McCloy LLP may rely as to matters of the law of the District of Columbia upon the opinion of John Jay List, Esq., General Counsel of the Company, addressed to the Agents and dated such Closing Date, satisfactory in form and scope to counsel for the Agents. If Milbank, Tweed, Hadley & McCloy LLP shall so rely upon the opinion of John Jay List, Esq., (i) copies of the opinion so relied upon (to the extent such opinion is different than the opinion required by Section 5(e)) shall be delivered to you and to counsel for the Agents and (ii) the opinion required by this Section 5(f) shall also state that Milbank, Tweed, Hadley & McCloy LLP has made an independent investigation of the matters in its opinion covered by the opinion so relied upon and that the Agents are justified in relying upon such opinion.

            (g) The Company shall have furnished to the Agents on each Closing Date a certificate, dated such Closing Date, of its President, Governor, Vice President or Chief Financial Officer stating that: (i) the representations, warranties and agreements of the Company in Section 1 hereof are true and correct as of such Closing Date; the Company has complied in all material respects with all its agreements contained herein; and the conditions set forth in Sections 5(a) and 5(b) hereof have been fulfilled, (ii) in his opinion, as of the effective date of each Registration Statement, such Registration Statement did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, as of such Closing Date, the Prospectus did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) since the effective date of the most recent Registration Statement, no event has occurred which should have been set forth in an amendment or supplement to the Prospectus but which has not been so set forth, (iv) since the respective dates as of which information is given in the most recent Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or other, or earnings of the Company, whether or not arising from transactions in the ordinary course of business, (v) the Company has no material contingent obligations which are required to be disclosed in any Registration Statement or the Prospectus and are not disclosed therein, (vi) no stop order suspending the effectiveness of any Registration Statement is in effect on such Closing Date and no proceedings for the issuance of such an order have been taken or to the knowledge of the Company are contemplated by the Commission on or prior to such Closing Date, (vii) there are no material legal proceedings to which the Company is a party or of which property of the Company is the subject which are required to be disclosed in any Registration Statement or the Prospectus and are not disclosed therein and
(viii) there are no material contracts to which the Company is a party which are required to be disclosed in the Registration Statement or the Prospectus and are not disclosed therein.

            (h) Ernst & Young LLP and Deloitte & Touche LLP (or successor independent registered public accounting firm with respect to the Company within the meaning of the Act and the Rules and Regulations) each shall have furnished to the Agents, at or prior to each Closing Date, a letter, addressed to the Agents and dated such Closing Date, confirming that they are an independent registered public accounting firm with respect to the Company within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission; and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three business days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Agents concurrently with the execution of this Agreement and confirming in all material respects the conclusions and findings set forth in such prior letter or, if no such letter shall have been delivered to you, the conclusions and findings of such firm, in form and substance satisfactory to the Agents with respect to such financial information and other matters as the Agents shall reasonably request.

            (i) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities of the Company or generally on The New York Stock Exchange, (ii) a banking moratorium on commercial banking activities in New York declared by Federal or state authorities, (iii) any outbreak of hostilities involving the United States, any escalation of hostilities involving the United States, any attack on the United States or any act of terrorism in which the United States is involved, (iv) any major disruption in the settlement of securities in the United States or by any other relevant jurisdiction or a declaration of a national emergency or war by the United States or (v) such a material adverse change in general economic, political or financial conditions domestically or internationally (or the effect of international conditions on the financial markets in the United States or the effect of conditions in the United States on international financial markets shall be such) the effect of which is, in any case described in clause (iv) or
(v), in the judgment of the Purchasing Agent, to make it impracticable or inadvisable to proceed with the solicitation of offers to purchase or the purchase or delivery of the Securities on the terms and in the manner contemplated in the Prospectus; provided, however, that in the event that any Agent agrees to purchase Securities as a principal (whether pursuant to a Terms Agreement or otherwise) there shall not have occurred any of the foregoing subsequent to the date of such agreement.

            (j) Prior to each Closing Date, the Company shall have furnished to the Agents and to Cravath, Swaine & Moore LLP, counsel to the Agents, such further certificates and documents as the Agents or counsel to the Agents may have reasonably requested prior to such Closing Date.

            (k) Subsequent to the execution of any Terms Agreement and prior to the Settlement Date: (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for the purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

            If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement (or applicable Terms Agreement) and all obligations of any Agent hereunder (or thereunder) may be canceled by such Agent on, or at any time prior to, any Closing Date (or Settlement Date related to such Terms Agreement). Notice of such cancellation shall be given to the Company in writing, or by facsimile, telephone or telex confirmed in writing.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are on the date of delivery in the form and scope satisfactory to counsel for the Agents.

            SECTION 6. Additional Covenants of the Company. The Company covenants and agrees that:

            (a) Each acceptance by it of an offer for the purchase of Securities shall be deemed to be an affirmation to the Agent which procured the offer that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore given to the Agents pursuant hereto are true and correct at the time of such acceptance, and an undertaking that such representations and warranties will be true and correct at the time for delivery to the Purchasing Agent of the Securities relating to such acceptance as though made at and as of each such time (and it is understood that such representations and warranties shall relate to each Registration Statement and the Prospectus as amended or supplemented to each such time).

            (b) Each time that (i) any Registration Statement or the Prospectus shall be amended or supplemented (other than by a pricing supplement or an amendment or supplement providing solely for a change in the interest rates or maturities of the Securities (or other securities programs covered by any Registration Statement) or a change in the principal amount of Securities (or other securities covered by any Registration Statement) remaining to be sold, a change in payment dates or similar changes), (ii) the Company files with the Commission its Annual Report on Form 10-K or its Quarterly Report on Form 10-Q pursuant to the Exchange Act, (iii) the Company files with the Commission a Current Report on Form 8-K (except in all cases by filing a report on Form 8-K, pursuant to the Exchange Act, solely to add exhibits to documents previously filed) or (iv) the Company accepts a Terms Agreement requiring such delivery (and, in the case of (iv), upon request by any Agent prior to the offering of the Securities covered by such Terms Agreement), the Company shall, within fifteen days of such amendment, supplement or filing (or such other time as specified in the applicable Terms Agreement), furnish the Agents with a certificate of the President, Governor or Chief Financial Officer of the Company dated as of the date of delivery of such certificate and in form satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 5(g) hereof which was last furnished to the Agents are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to such Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(g) modified as necessary to relate to such Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate; provided, however, that the Agents shall have no obligation to solicit offers to purchase the Securities until such certificate has been furnished to the Agents; and provided, further, that, except if the Agents shall then hold any Securities acquired from the Company or from the Purchasing Agent as principal (other than such Securities as shall have been held for a period of six months or more), no certificate need be given during any period in which the Agents have been instructed to or have suspended the solicitation and receipt of offers to purchase Securities but shall be required to be given before the Agents shall again be obligated to solicit offers to purchase the Securities.

            (c) Each time that (i) any Registration Statement or the Prospectus shall be amended or supplemented (other than by a pricing supplement or an amendment or supplement providing solely for a change in the interest rates or maturities of the Securities (or other securities programs covered by any Registration Statement) or a change in the principal amount of Securities (or other securities programs covered by any Registration Statement) remaining to be sold, a change in payment dates or similar changes), (ii) the Company files with the Commission its Annual Report on Form 10-K or its Quarterly Report on Form 10-Q pursuant to the Exchange Act, (iii) the Company files with the Commission a Current Report on Form 8-K (except in all cases by filing a report on Form 8-K, pursuant to the Exchange Act, solely to add exhibits to documents previously filed) or (iv) the Company accepts a Terms Agreement requiring such delivery (and, in the case of (iv), upon request by any Agent prior to the offering of the Securities covered by such Terms Agreement), the Company shall, within fifteen days of such amendment, supplement or filing (or such other time as specified in the applicable Terms Agreement), furnish the Agents and their counsel with a written opinion of the General Counsel of the Company, addressed to the Agents and dated the date of delivery of such opinion, in form satisfactory to the Agents, of the same tenor as the opinion referred to in
Section 5(e) hereof, but modified, as necessary, to relate to such Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such opinion; provided, however, that in lieu of such opinion, such counsel may furnish the Agents with a letter to the effect that the Agents may rely on such prior opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such prior opinion shall be deemed to relate to such Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance); provided, further, that the Agents shall have no obligation to solicit offers to purchase the Securities until such opinion letter, as applicable, has been furnished to the Agents; and provided, further, that, except if the Agents shall then hold any Securities acquired from the Company or from the Purchasing Agent as principal (other than such Securities as each Agent shall have held for a period of six months or more), no opinion or letter need be given during any period in which the Agents have been instructed to or have suspended the solicitation and receipt of offers to purchase Securities but shall be required to be given before the Agents shall again be obligated to solicit offers to purchase the Securities.

            (d) Each time that (i) any Registration Statement or the Prospectus shall be amended or supplemented (other than a pricing supplement or an amendment or supplement providing solely for a change in the interest rates or maturities of the Securities (or other securities programs covered by any Registration Statement) or a change in the principal amount of Securities (or other securities programs covered by any Registration Statement) remaining to be sold, a change in payment dates or similar changes) and any Agent requests such delivery, (ii) the Company files with the Commission its Annual Report on Form 10-K or its Quarterly Report on Form 10-Q pursuant to the Exchange Act, (iii) the Company files with the Commission a Current Report on Form 8-K pursuant to the Exchange Act (except in all cases by filing a report on Form 8-K, pursuant to the Exchange Act, solely to add exhibits to documents previously filed) and any Agent requests such delivery or (iv) the Company accepts a Terms Agreement requiring such delivery and any Agent requests such delivery (which request, in the case of (iv), has been made prior to the offering of the Securities covered by such Terms Agreement), the Company shall cause Milbank, Tweed, Hadley & McCloy LLP, counsel to the Company, within fifteen days of such amendment, supplement or filing (or such other time specified in the applicable Terms Agreement), to furnish the Agents and their counsel with its written opinion addressed to the Agents and dated the date of delivery of such opinion, in form satisfactory to the Agents, of the same tenor as the opinion referred to in Section 5(f) hereof, but modified, as necessary, to relate to such Registration Statement or Prospectus as amended or supplemented to the time of delivery of such opinion; provided, however, that in lieu of such opinion, such counsel may furnish the Agents with a letter to the effect that the Agents may rely on such prior opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that the statements in such prior opinion shall be deemed to relate to such Registration Statement or Prospectus as amended or supplemented to the time of delivery of such letter reauthorizing reliance); provided, further, that the Agents shall have no obligation to solicit offers to purchase the Securities until such opinion letter, as applicable, has been furnished to the Agents; and provided, further, that, except if the Agents shall then hold any Securities acquired from the Company or from the Purchasing Agent as principal (other than such Securities as shall have been held for a period of six months or more), no opinion or letter need be given during any period in which the Agents have been instructed to or have suspended the solicitation and receipt of offers to purchase Securities but shall be required to be given before the Agents shall again be obligated to solicit offers to purchase the Securities.

            (e) Each time that (i) any Registration Statement or the Prospectus shall be amended or supplemented (other than a pricing supplement or an amendment or supplement providing solely for a change in the interest rates or maturities of the Securities (or other securities programs covered by any Registration Statement) or a change in the principal amount of Securities (or other securities programs covered by any Registration Statement) remaining to be sold, a change in payment dates or similar changes) and any Agent requests such delivery, (ii) the Company files with the Commission its Annual Report on Form 10-K or its Quarterly Report on Form 10-Q pursuant to the Exchange Act, (iii) the Company files with the Commission a Current Report on Form 8-K pursuant to the Exchange Act (except in all cases by filing a report on Form 8-K, pursuant to the Exchange Act, solely to add exhibits to documents previously filed) and any Agent requests such delivery or (iv) the Company accepts a Terms Agreement requiring such delivery and any Agent requests such delivery (which request, in the case of (iv), has been made prior to the offering of the Securities covered by such Terms Agreement), the Company shall cause Deloitte & Touche LLP (or successor independent registered public accounting firm with respect to the Company within the meaning of the Act and the Rules and Regulations), within fifteen days of such amendment, supplement or filing (or such other time specified in the applicable Terms Agreement), to furnish the Agents a letter, addressed jointly to the Company and the Agents and dated the date of delivery of such letter, in form and substance reasonably satisfactory to the Agents, of the same tenor as the letter referred to in Section 5(h) hereof but modified to relate to such Registration Statement or Prospectus, as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that the Agents shall have no obligation to solicit offers to purchase the Securities until such letter has been furnished to the Agents; and provided, further, that except if the Agents shall then hold any Securities acquired from the Company or from the Purchasing Agent as principal (other than such Securities as shall have been held for a period of six months or more), no letter need be given during any period in which the Agents have been instructed to or have suspended the solicitation and receipt of offers to purchase Securities but shall be required to be given before the Agents shall again be obligated to solicit offers to purchase the Securities. If any Registration Statement or the Prospectus is amended or supplemented solely to include financial information with respect to the Company as of and for a fiscal quarter, Deloitte & Touche LLP (or successor independent registered public accounting firm with respect to the Company within the meaning of the Act and the Rules and Regulations) may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless there is contained therein any other accounting, financial or statistical information with respect to the Company that, in the reasonable judgment of the Agents, should be covered by such letter, in which event such letter shall also cover such other information.

            (f) On request from time to time by any Agent, the Company will advise the Agents of the amount of Securities sold and the amount remaining registered under the Securities Act and authorized for issuance and sale hereunder.

            SECTION 7. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless the Agents (for purposes of this Section 7, the "Agents" shall be deemed to include the Agents and all subsidiaries and affiliates of the Agents to the extent such subsidiaries and affiliates are agents of the Company in accordance with the provisions of Section 2(a)) and each director or officer of an Agent and each person, if any, who controls an Agent within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, to which such Agent or controlling person may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation or common law, and to reimburse the Agents and such directors, officers and controlling persons for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any post-effective amendment thereof or the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto), if used within the period during which the Agent claiming indemnification is authorized to use the Prospectus as provided hereunder, or arises out of, or is based upon, the omission or alleged omission to state therein (if so used, in the case of such Prospectus) a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any post-effective amendment thereof or the Prospectus (as amended and supplemented) in reliance upon and in conformity with written information furnished through the Purchasing Agent as herein stated in
Section 7(e) to the Company by the Agent claiming indemnification specifically for inclusion therein or contained in that part of such Registration Statement constituting the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee; and provided, further, that as to any Prospectus (as amended or supplemented) this indemnity agreement shall not inure to the benefit of an Agent or any of its directors or officers or any person controlling such Agent on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by such Agent if such Agent failed to send or give, if legally required to be sent or given, a copy of the Prospectus (as amended or supplemented) (if such amended or supplemented Prospectus was furnished to such Agent prior to the time of the below-written confirmation) to that person at or prior to the time written confirmation of the sale of such Securities was sent to such person, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Prospectus was corrected in such amendment or supplement, unless such failure resulted from non-compliance by the Company with Section 3(b) hereof. For purposes of the second proviso to the immediately preceding sentence, the term "Prospectus (as amended or supplemented)" shall not be deemed to include the documents incorporated therein by reference and under no circumstances shall any Agent be obligated to send or give any document incorporated by reference or any supplement or amendment to any document incorporated by reference in the Prospectus to any person. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to an Agent or any director, officer or any controlling person.

            (b) Each Agent, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed any Registration Statement and any person who controls the Company within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or any post-effective amendment thereof or the Prospectus (or any amendment thereof or supplement thereto), or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for inclusion therein, and shall reimburse the Company or any such director, officer or controlling person for any legal and other expenses reasonably incurred by such indemnified party in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which an Agent may otherwise have to the Company or any of its directors, officers or controlling persons.

            (c) Each indemnified party will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party on account of an indemnity agreement contained in this Section 7, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability (to the extent not prejudiced by such delay) which it may have to such indemnified party on account of the indemnity agreement contained in this Section 7 or otherwise; provided, however, that, notwithstanding any prejudice caused by such delay, the indemnifying party's liability with respect to contribution as set forth in Section 7(d) shall not be relieved. Except as provided in the next succeeding sentence, in case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice in writing from such indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Such indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel has been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) such indemnified party shall have been advised by such counsel that there are material legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party) or (iii) the indemnifying party shall not have assumed the defense of such action and employed counsel therefor satisfactory to such indemnified party within a reasonable time after notice of commencement of such action, in any of which events such fees and expenses shall be borne by the indemnifying party, provided that (x) the indemnifying party shall not, in connection with any one such action, or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses with respect to any period during the pendency of such action or similar or related actions of more than one separate firm of attorneys (except where local counsel is necessary in connection with such action or similar or related actions) for all indemnified parties so named, designated in writing by such Agent or the Agents if the indemnifying party is the Company or by the Company if the indemnifying party is an Agent or the Agents, and (y) the firm of attorneys so designated may be changed from time to time with respect to different periods during the pendency of such action or similar or related actions. The indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

            (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to, or insufficient to hold harmless, an indemnified party under Section 7(a) or 7(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the indemnified or indemnifying Agent or Agents on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the indemnified or indemnifying Agent or Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and an Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company bears to the total commissions received by such Agent with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or such Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold through such Agent and distributed to the public were offered to the public exceeds the amount of any damages which such Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld.

            (e) The Company acknowledges that (i) the first sentence of the second paragraph of text under the caption "Plan of Distribution" and (ii) the sixth paragraph of text under the caption "Plan of Distribution", constitute the only information furnished in writing by you, as Agents, for inclusion therein, and you, as Agents, confirm that such statements are correct.

            SECTION 8. Representations and Warranties to Survive Delivery. All representations and warranties of the Company contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of the termination or cancellation of this Agreement or any investigation made by or on behalf of an Agent or any person controlling such Agent or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Securities.

            SECTION 9. Termination. This Agreement and any Terms Agreement may be terminated for any reason, at any time, by any party hereto upon the giving of one day's written notice of such termination to the other parties hereto, provided, however, if such terminating party is an Agent, such termination shall be effective only with respect to such terminating party. The termination of any Terms Agreement shall not require termination of this Agreement. The provisions of Sections 3(c), 3(h), 4, 7, 8, 11, 12 and 14 hereof shall survive any termination; provided, however, that if at the time of termination of this Agreement an offer to purchase Securities has been accepted by the Company but the time of delivery to the Purchasing Agent of such Securities has not occurred, the provisions of all of Section 1, Section 2, Section 3 and Section 5 shall also survive until the applicable Settlement Date. In the event a proposed offering is not completed according to the terms of any Terms Agreement, an Agent will be reimbursed by the Company only for reasonable out-of-pocket accountable expenses actually incurred.

            SECTION 10. Amendments to Add Securities. From time to time, the Company and the Agents may enter into amendments to this Agreement (any such amendment shall be herein referred to as an "Amendment") for the purpose of increasing the aggregate principal amount of Securities to which this Agreement shall relate.

            SECTION 11. Notices. Except as otherwise specifically provided herein, all statements, requests, notices and advices hereunder shall be in writing, or by telephone and promptly confirmed in writing, and if to an Agent shall be sufficient in all respects if delivered in person or sent by telex, facsimile, e-mail transmission (confirmed in writing), or registered mail to such Agent at its address, telex or facsimile number set forth on Annex A hereto and if to the Company shall be sufficient in all respects if delivered or sent by telex, facsimile, e-mail transmission (confirmed in writing) or registered mail to the Company at the address specified below. All such notices shall be effective on receipt.

Notices to the Company shall be directed to it as follows:

            National Rural Utilities Cooperative

                  Finance Corporation

            Woodland Park

            2201 Cooperative Way

            Herndon, Virginia 20171

            Attention: Chief Financial Officer

            SECTION 12. Binding Effect; Benefits. This Agreement shall be binding upon each Agent, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of any entity or entities deemed to be an "Agent" for the purposes of Section 7 and each director and officer of an Agent and each person, if any, who control an Agent within the meaning of Section 15 of the Act, and
(b) the indemnity agreements of the Agents contained in Section 7 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed a Registration Statement and any persons controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities shall be deemed to be a successor by reason merely of such purchase.

            SECTION 13. Miscellaneous. (a) The term "business day" as used in this Agreement shall mean any day which is not a Saturday or Sunday, which in New York City is not a day on which banking institutions are generally authorized or obligated by law to close and on which the New York Stock Exchange, Inc. is open for trading.

            (a) Section headings have been inserted in this Agreement as a matter of convenience of reference only and it is agreed that such section headings are not a part of this Agreement and will not be used in the interpretation of any provision of this Agreement.

            SECTION 14. Governing Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of New York. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

            If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                                            Very truly yours,

                                            NATIONAL RURAL UTILITIES COOPERATIVE
                                            FINANCE CORPORATION,

                                               By /s/  Steven L. Lilly
                                                  ------------------------------
                                                  Name:  Steven L. Lilly
                                                  Title: Senior Vice President
                                                         and Chief Financial
                                                         Officer; Assistant
                                                         Secretary-Treasurer

CONFIRMED AND ACCEPTED as of the date
first above written:

BANC OF AMERICA SECURITIES LLC,

  by /s/ Peter J. Carbone
     ---------------------------------------
     Name:  Peter J. Carbone
     Title: Vice President

INCAPITAL LLC,

  by /s/ Phillip E. Johnson
     ---------------------------------------
     Name:  Phillip E. Johnson
     Title: Treasurer and Chief Operating
            Officer

                                            A.G. EDWARDS,

                                            by  /s/  Joyce Opinsky
                                                --------------------------------
                                                Name:  Joyce Opinsky
                                                Title: Vice President

                                            CHARLES SCHWAB & CO., INC.,

                                              by  /s/ Peter J. A. Campfield
                                                 -------------------------------
                                                  Name:  Peter J. A. Campfield
                                                  Title: VP - Fixed Income

                                            COMERICA SECURITIES, INC.,

                                              by  /s/ Michael J. Wilk
                                                 -------------------------------
                                                  Name:  Michael J. Wilk
                                                  Title: Managing Director

                                            EDWARD D. JONES & CO., L.P.,

                                              by  /s/ Philip Schwab
                                                 -------------------------------
                                                  Name:  Philip Schwab
                                                  Title: General Principal

                                            J.J.B. HILLIARD, W.L. LYONS, INC.,

                                              by  /s/ Greg Calebrezze
                                                 -------------------------------
                                                  Name:  Greg Calebrezze
                                                  Title: VP Taxable Fixed Income

                                            MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED,

                                              by  /s/ Scott G. Primrose
                                                 -------------------------------
                                                  Name:  Scott G. Primrose
                                                  Title: Authorized Signatory

                                           MORGAN STANLEY & CO. INCORPORATED,

                                             by  /s/ Harold J. Hendershot III
                                                --------------------------------
                                                 Name:  Harold J. Hendershot III
                                                 Title: Executive Director

                                            UBS FINANCIAL SERVICES INC.,

                                              by  /s/ James LeBlanc
                                                 -------------------------------
                                                  Name:  James LeBlanc
                                                  Title: Senior Vice President

                                              by  /s/ Karen Rockey
                                                 -------------------------------
                                                  Name:  Karen Rockey
                                                  Title: Senior Vice President

                                     ANNEX A

                            AGENT CONTACT INFORMATION

Banc of America Securities LLC
40 West 57th Street
NY1-040-27-01
New York, New York 10019
Attention: Peter J. Carbone
Tel: (646) 313-8797

Incapital LLC
One North LaSalle Street
Suite 3500
Chicago, Illinois 60602
Attention: Brian Walker
Tel: (312) 379-3750

A.G. Edwards
One North Jefferson Avenue
St. Louis, Missouri 63103
Attention: Julie Perniciaro
Tel: (314) 955-5000

Charles Schwab & Co., Inc.
101 Montgomery Street
345-19-153 - 19th Floor
San Francisco, California 94104
Attention: Peter Campfield
Tel: (415) 667-5071

Comerica Securities, Inc.
201 West Fort Street
3rd Floor
Detroit, Michigan 48226
Attention: Cindy Higgins
Tel: (313) 222-5760

Edward D. Jones & Co., L.P.
12555 Manchester Road
Des Peres, Missouri 63131
Attention: Barb Eshing
Tel: (314) 515-3122

J.J.B. Hilliard, W.L. Lyons, Inc.
501 South 4th Street
6th Floor
Louisville, Kentucky 40202
Attention: Don Merrifield
Tel: (502) 588-8625

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
15th Floor
New York, New York 10080
Attention: Scott Primrose
Tel: (212) 449-7476

Morgan Stanley & Co. Incorporated
1585 Broadway
2nd Floor
New York, New York 10036
Attention: Greg Hamwi
Tel: (212) 761-2206

         with a copy to:
         Morgan Stanley & Co. Incorporated
         1585 Broadway
         4th Floor
         New York, New York 10036
         Attention:  Financing Services Group
         Tel: (212) 761-1890

UBS Financial Services Inc.
800 Harbor Boulevard
Weehawken, New Jersey 07086-6791
Attention: Karen Rockey
Tel: (201) 352-7796

                                    EXHIBIT A

                             DEALER AGENT AGREEMENT

Except as otherwise agreed by the Company and the Purchasing Agent, the following Discounts are payable as a percentage of the non-discounted Price to Public of each Security sold through the Purchasing Agent.

9 months to less than 18 months.....................       0.200%
18 months to less than 23 months....................       0.300%
23 months to less than 35 months....................       0.400%
35 months to less than 47 months....................       0.625%
47 months to less than 59 months....................       0.750%
59 months to less than 71 months....................       1.000%
71 months to less than 83 months....................       1.100%
83 months to less than 95 months....................       1.200%
95 months to less than 107 months...................       1.300%
107 months to less than 119 months..................       1.400%
119 months to less than 131 months..................       1.500%
131 months to less than 143 months..................       1.600%
143 months to less than 179 months..................       1.750%
179 months to less than 239 months..................       2.000%
239 months to less than 359 months..................       2.500%
359 months or greater...............................       3.150%

                                    Exh-A-1

                                    EXHIBIT B

                            National Rural Utilities
                         Cooperative Finance Corporation

                                  $500,000,000

                                CFC INTERNOTES(R)

                  DUE MORE THAN NINE MONTHS FROM DATE OF ISSUE

                            ADMINISTRATIVE PROCEDURES

CFC InterNotes(R), due more than nine months from date of issue (the "Securities") may be offered on a continuing basis by National Rural Utilities Cooperative Finance Corporation (the "Company"). The Securities will be offered by Incapital LLC (the "Purchasing Agent"), Banc of America Securities LLC, A.G. Edwards, Charles Schwab & Co., Inc., Comerica Securities, Inc., Edward D. Jones & Co., L.P., J.J.B. Hilliard, W.L. Lyons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Financial Services Inc. (collectively, the "Agents") pursuant to a Agency Agreement among the Company and the Agents dated as of the date hereof (the "Agency Agreement") and one or more terms agreements substantially in the form attached to the Agency Agreement as Exhibit C (each a "Terms Agreement"). The Securities are being resold by the Purchasing Agent (and by any Agent that purchases them from the Purchasing Agent) (i) directly to customers of the Agents or (ii) to selected broker-dealers (the "Selected Dealers") for distribution to their customers pursuant to a Master Selected Dealer Agreement (a "Dealers Agreement") attached to the Agency Agreement as Exhibit E. The Securities have been registered with the Securities and Exchange Commission (the "Commission"). The Securities are to be issued from time to time pursuant to an Indenture, dated as of December 15, 1987 (as supplemented by a First Supplemental Indenture dated as of October 1, 1990, and as it may be supplemented or amended from time to time, the "Indenture"), between the Company and U.S. Bank Trust National Association, as successor trustee (the "Trustee"). Pursuant to the terms of the Indenture, U.S. Bank Trust National Association also will serve as authenticating agent, issuing agent and paying agent.

Unless otherwise agreed by the Agents and the Company, Securities will be purchased by the Purchasing Agent as principal as set forth herein. Such purchases will be made in accordance with terms agreed upon by the Purchasing Agent and the Company (which terms, unless otherwise agreed, shall be agreed upon orally, with written confirmation prepared by the Agents and mailed, faxed or e-mailed to the Company).

Each tranche of Securities will be issued in book-entry form only and represented by one or more fully registered global securities without coupons (each, a "Global Security") held by the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC. Each Global Security will have the annual interest rate, maturity and other terms set forth in the relevant Pricing Supplement (as defined in the Agency Agreement). Owners of beneficial interests in a Global Security will be entitled to

                                    Exh-B-1
physical delivery of Securities issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Indenture.

Administrative procedures and specific terms of the offering are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Securities and the details of their delivery.

Securities will be issued in accordance with the administrative procedures set forth herein. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Securities, the Indenture, the Agency Agreement or information set forth in the Prospectus (as defined in the Agency Agreement) and the Pricing Supplement (together referred to herein as the "Prospectus"), the relevant provisions of the Securities, the Indenture, the Agency Agreement and the information set forth in Prospectus shall control. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agency Agreement, the Prospectus in the form most recently filed with the Commission pursuant to Rule 424 of the Securities Act of 1933, as amended, (the "Securities Act"), or in the Indenture.

                    Administrative Procedures for Securities

In connection with the qualification of Securities for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated November 8, 2004 and a Medium-Term Security Certificate Agreement between the Trustee and DTC (the "Certificate Agreement") dated November 6, 2003 and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). The procedures set forth below may be modified in compliance with DTC's then-applicable procedures and upon agreement by the Company, the Trustee and the Purchasing Agent. Securities for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Securities." Securities for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Securities."

Maturities:             Each Security will mature on a date (the "Maturity
                        Date") more than nine months after the date of delivery by the Company of such Security. Securities will mature on any date selected by the initial purchaser and agreed to by the Company. "Maturity" when used with respect to any Security means the date on which the outstanding principal amount of such Security becomes due and payable in full in accordance with its terms, whether at its Maturity Date or by declaration of acceleration, call for redemption, repayment or otherwise.

Issuance:               All Securities having the same terms will be represented
                        initially by a single Global Security. Each Global
                        Security will

                                    Exh-B-2
                        be dated and issued as of the date of its authentication by the Trustee.

                        Each Global Security will bear an original issue date (the "Original Issue Date"). The Original Issue Date shall remain the same for all Securities subsequently issued upon transfer, exchange or substitution of an original Security regardless of their dates of authentication.

Identification          The Trustee, on behalf of the Company, has received from
Numbers:                the CUSIP Service Bureau (the "CUSIP Service Bureau") of
                        Standard & Poor's Corporation ("Standard & Poor's") one series of CUSIP numbers consisting of approximately 900
                        CUSIP numbers for future assignment to Global
                        Securities. The Trustee, on behalf of the Company, will provide the Purchasing Agent and DTC with a list of such CUSIP numbers. On behalf of the Company, the Purchasing
                        Agent will assign CUSIP numbers as described below under Settlement Procedure "B". DTC will notify the CUSIP
                        Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. The
                        Trustee, on behalf of the Company, will reserve additional CUSIP numbers when necessary for assignment to Global Securities and will provide the Purchasing
                        Agent and DTC with the list of additional CUSIP numbers so obtained.

Registration:           Unless otherwise specified by DTC, Global Securities
                        will be issued only in fully registered form without coupons. Each Global Security will be registered in the name of Cede & Co., as nominee for DTC, on the Security
                        Register maintained under the Indenture by the Trustee.
                        The beneficial owner of a Security (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Security, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner of such Security in the account of such Participants. The ownership interest of such beneficial owner in such Security will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:              Transfers of interests in a Global Security will be
                        accomplished by book entries made by DTC and, in turn, by Participants (and

                                    Exh-B-3
                        in certain cases, one or more indirect participants in
                        DTC) acting on behalf of beneficial transferors and transferees of such interests.

Exchanges:              The Trustee, at the Company's request, may deliver to
                        DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or more Global Securities outstanding on such date that represent Securities having the same terms
                        (except that Issue Dates need not be the same) and for which interest, if any, has been paid to the same date and which otherwise constitute Securities of the same series and tenor under the Indenture, (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest
                        Payment Date, if any, for the related Securities, on which such Global Securities shall be exchanged for a single replacement Global Security; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including the Issuing Agent) and the Trustee a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new
                        CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global
                        Securities for a single Global Security bearing the new
                        CUSIP number and the CUSIP numbers of the exchanged
                        Global Securities will, in accordance with CUSIP Service
                        Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global
                        Securities to be exchanged exceed $500,000,000 in aggregate principal or face amount, one replacement
                        Global Security will be authenticated and issued to represent each $500,000,000 of principal or face amount of the exchanged Global Securities and an additional
                        Global Security will be authenticated and issued to represent any remaining principal amount of such Global
                        Securities (See "Denominations" below).

Denominations:          Unless otherwise agreed by the Company, Securities will
                        be issued in denominations of $1,000 or more (in multiples of $1,000). Global Securities will be denominated in principal or face amounts not in excess of $500,000,000 or any other limit set by the DTC (the
                        "Permitted Amount"). If one or more Securities having an aggregate principal or face amount in excess of the Permitted Amount would, but for the preceding

                                    Exh-B-4
                        sentence, be represented by a single Global Security, then one Global Security will be issued to represent each Permitted Amount principal or face amount of such Security or Securities and an additional Global Security will be Issued to represent any remaining principal amount of such Security or Securities. In such case, each of the Global Securities representing such Security or Securities shall be assigned the same CUSIP number.

Issue Price:            Unless otherwise specified in an applicable Pricing
                        Supplement, each Security will be issued at the percentage of principal amount specified in the Prospectus relating to such Security.

Interest:               General. Each Security will bear interest at either a
                        fixed rate or a floating rate. Interest on each Security will accrue from the Issue Date of such Security for the first interest period and from the most recent Interest
                        Payment Date to which interest has been paid for all subsequent interest periods. Except as set forth hereafter, each payment of interest on a Security will include interest accrued to, but excluding, as the case may be, the Interest Payment Date (provided that, in the case of Floating Rate Securities which reset daily or weekly, interest payments will include accrued interest to and including the Regular Record Date immediately preceding the Interest Payment Date) or the date of Maturity (other than a Maturity Date of a Fixed Rate
                        Security occurring on the 31st day of a month in which case such payment of interest will include interest accrued to but excluding the 30th day of such month) or on the date of redemption or repayment if a Security is repurchased by the Company prior to maturity pursuant to mandatory or optional redemption or repayment provisions or the Survivor's Option. Any payment of principal, premium or interest required to be made on a day that is not a Business Day (as defined below) may be made on the next succeeding Business Day, except that in the case of a Floating Rate Security for which the interest rate basis is LIBOR, if such business day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding business day, and no interest shall accrue as a result of any such delayed payment; provided however, that the full amount due on such Interest Payment Date shall be paid on the immediately preceding business day.

                        Each pending deposit message described under Settlement Procedure "C" below will be routed to Standard & Poor's Corporation, which will use the message to include certain information regarding the related Securities in the appropriate daily bond report published by Standard & Poor's Corporation.

                                    Exh-B-5

                        Each Security will bear interest from, and including, its Issue Date at the rate, or in accordance with the interest rate basis, set forth thereon and in the applicable Pricing Supplement until the principal amount thereof is paid[, or made available for payment,] in full.

                        Unless otherwise specified in the applicable Pricing Supplement, interest on each Security will be payable either monthly, quarterly, semi-annually or annually on each Interest Payment Date and at Maturity (or on the date of redemption or repayment if a Security is repurchased by the Company prior to maturity pursuant to mandatory or optional redemption or repayment provisions or the Survivor's Option). Interest will be payable to the person in whose name a Security is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, interest payable at Maturity, on a date of redemption or repayment or in connection with the exercise of the Survivor's Option will be payable to the person to whom principal shall be payable.

                        The interest rates the Company will agree to pay on newly-issued Securities are subject to change without notice by the Company from time to time, but no such change will affect any Securities already issued or as to which an offer to purchase has been accepted by the Company.

                        Unless otherwise specified in the applicable Pricing Supplement, the Interest Payment Dates for a Security that provides for monthly interest payments shall be the fifteenth day of each calendar month, commencing in the calendar month that next succeeds the month in which the Security is issued; in the case of a Security that provides for quarterly interest payments, the Interest Payment Dates shall be the fifteenth day of each third month, commencing in the third succeeding calendar month following the month in which the Security is issued; in the case of a Security that provides for semi-annual interest payments, the Interest Payment dates shall be the fifteenth day of each sixth month, commencing in the sixth succeeding calendar month following the month in which the Security is issued; in the case of a Security that provides for annual interest payments, the Interest Payment Date shall be the fifteenth day of every twelfth month, commencing in the twelfth succeeding calendar month following the month in which the Security is issued. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Date with respect to

                                    Exh-B-6
                        any Interest Payment Date shall be the first day of the calendar month in which such Interest Payment Date occurred, except that the Regular Record Date with respect to the final Interest Payment Date shall be the final Interest Payment Date.

                        Each payment of interest on a Security shall include accrued interest from and including the Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date, Maturity Date or date of redemption or repayment, as the case may be.

Calculation of          Fixed Rate Securities. Unless otherwise specified in the
Interest:               applicable Pricing Supplement, interest on Fixed Rate
                        Securities (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve
                        30-day months.

                        Floating Rate Securities. Interest rates on Floating Rate Securities will be determined as set forth therein and in the applicable Pricing Supplement. Interest on Floating Rate Securities, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a CMT Rate Security, a Treasury Rate Security, or a floating rate security for which the CMT Rate or the Treasury Rate is an applicable base rate, interest will be calculated on the basis of the actual number of days in the year.

Business Day:           "Business Day" means, unless otherwise specified in the
                        applicable Pricing Supplement, any day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

Payments of Principal   Payments of Principal and Interest. Promptly after each
and Interest:           Regular Record Date, the Trustee will deliver to the
                        Company and DTC a written notice specifying by CUSIP number the amount of interest, if any, to be paid on each Global Security on the following Interest Payment
                        Date (other than an Interest Payment Date coinciding with a Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's. On such Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total

                                    Exh-B-7
                        amount of interest due (other than on the Maturity
                        Date), at the times and in the manner set forth below under "Manner of Payment".

                        Payments on the Maturity Date. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Global Security representing Securities maturing or subject to redemption (pursuant to a sinking fund or otherwise) or repayment ("Maturity") in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each Global Security on or about the fifth Business Day preceding the Maturity Date of such Global Security. On the Maturity Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Global Security, together with interest and premium, if any, due on such Maturity Date, at the times and in the manner set forth below under "Manner of Payment". Promptly after payment to DTC of the principal and interest due on the Maturity Date of such Global Security and all other Securities represented by such Global Security, the Trustee will cancel and destroy such Global Security in accordance with the Indenture and so advise the Company.

                        Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in immediately available funds on such date. The Company will make such payment on such Global Securities to an account specified by the Trustee. Prior to 10:00 a.m., New York City time, on the date of Maturity or as soon as possible thereafter, the Trustee will make payment to DTC in accordance with existing arrangements between DTC and the Trustee, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Security on such date. On each Interest Payment Date (other than on the Maturity Date) the Trustee will pay DTC such interest payments in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Security as are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall

                                    Exh-B-8
                        have any direct responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Securities to such Participants.

                        Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Security will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Security.

Purchase of Securities  Unless otherwise agreed by the Agents and the Company,
by the Purchasing       Securities offered from time to time by the Company will
Agent:                  be purchased by the Purchasing Agent as principal for
                        subsequent resale to the Agents and Selected Dealers party to the Master Selected Dealer Agreement in the form attached as Exhibit E to the Agency Agreement.

Acceptance and          Unless otherwise agreed by the Company and the
Rejection of Orders:    Purchasing Agent, the Company has the sole right to
                        accept orders to purchase Securities and may reject any such order in whole or in part. Unless otherwise instructed by the Company, the Purchasing Agent will, at the conclusion of the offering period, promptly advise the Company by telephone of all offers to purchase
                        Securities received by it, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. No order for less than $1,000 principal amount of Securities will be accepted.

                        Upon receipt of a completed and executed Terms Agreement from the Purchasing Agent, the Company will (i) promptly execute and return such Terms Agreement to the Purchasing Agent or (ii) inform the Purchasing Agent that its offer to purchase the Securities of a particular tranche has been rejected, in whole or in part. The Purchasing Agent will thereafter promptly inform the Agents and participating Selected Dealers of the action taken by the Company.

Preparation of Pricing  If any offer to purchase a Security is accepted by or on
Supplement:             behalf of the Company, the Purchasing Agent will use its
                        reasonable best efforts to send by email or telecopy a draft Pricing Supplement (substantially in the form attached to the Agency Agreement as Exhibit D) to the Company reflecting the terms of such Security by 2:00 p.m. (New York City time) on the applicable Trade Day.
                        The Company shall use its reasonable best efforts to deliver any comments to such Pricing Supplement by email or telecopy to the Purchasing Agent and the Trustee by 4:00 p.m.

                                    Exh-B-9

                        (New York City Time) on the applicable Trade Day. The Company will file such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Securities Act. The Purchasing Agent shall use its reasonable best efforts to send such Pricing Supplement and the Prospectus by email or telecopy or overnight express (for delivery by the close of business on the applicable Trade Day, but in no event later than 11:00 a.m. New York City time on the Business Day immediately following the applicable Trade Day and no earlier than the earlier of (i) 5:00 p.m. (New York City time) on the applicable Trade Date or (ii) such time after which the Purchasing Agent shall have incorporated the comments of the Company, if any, to the Pricing Supplement), to each Agent (or other Selected Dealer) which made or presented the offer to purchase the applicable Security and the Trustee at the following applicable address:

                        if to Banc of America Securities LLC, to:

                        Banc of America Securities LLC
                        40 West 57th Street
                        NY1-040-27-01
                        New York, New York 10019
                        Attention: Peter J. Carbone
                        Tel: (646) 313-8797

                        if to Incapital LLC, to:

                        One North LaSalle Street
                        Suite 3500
                        Chicago, Illinois 60602-4017
                        Attention: Brian Walker
                        Telephone: (312) 379-3700

                        if to A.G. Edwards, to:

                        One North Jefferson Avenue
                        St. Louis, Missouri 63103
                        Attention: Julie Perniciaro
                        Tel: (314) 955-5000

                        if to Charles Schwab & Co., Inc., to:

                        101 Montgomery Street
                        345-19-153 - 19th Floor
                        San Francisco, California 94104
                        Attention: Peter Campfield

                                    Exh-B-10

                        Tel: (415) 667-5071

                        if to Comerica Securities, Inc., to:

                        201 West Fort Street
                        3rd Floor
                        Detroit, Michigan 48226
                        Attention: Cindy Higgins
                        Tel: (313) 222-5760

                        if to Edward D. Jones & Co., L.P., to:

                        12555 Manchester Road
                        Des Peres, Missouri 63131
                        Attention: Barb Eshing
                        Tel: (314) 515-3122

                        if to J.J.B. Hilliard, W.L. Lyons, Inc., to:

                        501 South 4th Street
                        6th Floor
                        Louisville, Kentucky 40202
                        Attention: Don Merrifield
                        Tel: (502) 588-8625

                        if to Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated, to:

                        4 World Financial Center
                        15th Floor
                        New York, New York 10080
                        Attention: Scott Primrose
                        Tel: (212) 449-7476

                        if to Morgan Stanley & Co. Incorporated, to:

                        1585 Broadway
                        2nd Floor
                        New York, New York 10036
                        Attention: Greg Hamwi
                        Tel: (212) 761-2206

                                 with a copy to:
                                 ADP
                                 1155 Long Island Avenue
                                 Edgewood, NY 11717
                                 Attention: Morgan Stanley Prospectuses

                                    Exh-B-11
                        if to UBS Financial Services Inc., to:

                        800 Harbor Boulevard
                        Weehawken, New Jersey 07086-6791
                        Attention: Karen Rockey
                        Tel: (201) 352-7796

                        if to Wachovia Capital Markets, LLC, to:

                        901 E. Byrd Street
                        West Tower, 3rd Floor
                        Richmond, Virginia 23219
                        Attention: Jeff Gass
                        Tel: (704) 383-1008

                        and if to the Trustee, to:

                        U.S. Bank Trust National Association
                        100 Wall Street
                        16th Floor
                        New York, New York  10005
                        Telephone: (212) 361-2893
                        Telecopier: (212) 509-3384

                        For record keeping purposes, one copy of each Pricing Supplement, as so filed, shall also be mailed or telecopied to:

                        Cravath, Swaine & Moore LLP
                        825 Eighth Avenue
                        New York, New York 10019
                        Attention: Thomas R. Brome
                        Telephone: (212) 474-1000
                        Telecopier: (212) 474-3700

                        Each such Agent (or Selected Dealer), in turn, pursuant to the terms of the Agency Agreement and the Master Selected Dealer Agreement, will cause to be timely delivered a copy of the Prospectus and the applicable Pricing Supplement to each purchaser of Securities from such Agent or Selected Dealer.

                        Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files) will be destroyed by those in possession thereof.

Delivery of             The Agents will deliver a Prospectus and Pricing
Confirmation and        Supplement herein described with respect to each
Prospectus to           Security sold by it.
Purchaser by
Presenting Agent:

                                    Exh-B-12

                        For each offer to purchase a Security accepted by or on behalf of the Company, the Purchasing Agent will confirm in writing with each Agent or Selected Dealer the terms of such Security, the amount being purchased by such Agent or Selected Dealer and other applicable details described above and delivery and payment instructions, with a copy to the Company.

                        In addition, the Purchasing Agent, other Agent or Selected Dealer, as the case may be, will deliver to investors purchasing the Securities the Prospectus (including the Pricing Supplement) in relation to such Securities prior to or simultaneously with delivery of the confirmation of sale or delivery of the Security.

Settlement:             The receipt of immediately available funds by the
                        Company in payment for Securities and the authentication and issuance of the Global Security representing such Securities shall constitute "Settlement" with respect to such Security. All orders accepted by the Company will be settled three Business Days thereafter pursuant to the timetable for Settlement set forth below, unless the Company and the purchaser agree to Settlement on another specified date, and shall be specified upon acceptance of such offer; provided, however, in all cases the Company will notify the Trustee on the date issuance instructions are given.

Settlement Procedures:  Settlement Procedures with regard to each Security sold by an Agent shall be as follows:

                        A. After the acceptance of an offer by the Company with respect to a Security, the Purchasing Agent will communicate the following details of the terms of such offer (the "Security Sale Information") to the Company in writing or by facsimile transmission, email or other written means acceptable to the Company:

                              1.    Principal amount of the purchase;

                                   Exh-B-13

                              2. In the case of a Fixed Rate Security, the interest rate or, in the case of a Floating Rate Security, the interest rate basis (including, if LIBOR, the method for determining LIBOR), initial interest rate (if known at such time), Index Maturity, Interest Reset Period and Interest Reset Dates (if any), Spread and/or Spread Multiplier (if any), minimum interest rate (if any) and maximum interest rate (if any);

                              3.    Interest Payment Frequency;

                              4.    Settlement Date;

                              5.    Maturity Date;

                              6.    Price to Public;

                              7. Purchasing Agent's commission determined pursuant to Section IV(a) of the Selling Agent Agreement;

                              8.    Net proceeds to the Company;

                              9.    Trade Date;

                              10. If a Security is redeemable by the Company or repayable at the request of the Securityholder, such of the following as are applicable:

                              11.   (i)   The date on and after which such
                                          Security may be redeemed/repaid (the
                                          "Redemption/Repayment Commencement
                                          Date"),

                                    (ii)  Initial redemption/repayment price (%
                                          of par), and

                                    (iii) Amount (% of par) that the initial
                                          redemption/repayment price shall
                                          decline (but not below par) on each
                                          anniversary of the Redemption/
                                          Repayment Commencement Date;

                              12.   Whether the Security has a Survivor's
                                    Option;

                                   Exh-B-14

                              13. DTC Participant Number of the institution through which the customer will hold the beneficial interest in the Global Security; and

                              14.   Such other terms as are necessary to
                                    complete the applicable form of Security.

                        B. The Company will confirm the previously assigned CUSIP number to the Global Security representing such Security and then advise the Trustee and the Purchasing Agent by telephone (confirmed in writing at any time on the same date) or by telecopier or other form of electronic transmission of the information received in accordance with Settlement Procedure "A" above, the assigned CUSIP number and the name of the Purchasing Agent. Each such communication by the Company will be deemed to constitute a representation and warranty by the Company to the Trustee and the Agents that (i) such Security is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company; (ii) such Security, and the Global Security representing such Security, will conform with the terms of the Indenture; and (iii) upon authentication and delivery of the Global Security representing such Security, the aggregate principal amount of all Securities issued under the Indenture will not exceed the aggregate principal amount of Securities authorized for issuance at such time by the Company.

                        C. The Trustee will communicate to DTC and the Purchasing Agent through DTC's Participant Terminal System, a pending deposit message specifying the following Settlement information:

                              1. The information received in accordance with Settlement Procedure "A".

                              2. The numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Purchasing Agent.

                              3. Identification as a Fixed Rate Security or a Floating Rate Security.

                                   Exh-B-15

                              4. The initial Interest Payment Date for such Security, number of days by which such date succeeds the related DTC record date (which term means the Regular Record Date), and if then calculated, the amount of interest payable on such Initial Interest Payment Date (which amount shall have been confirmed by the Trustee).

                              5. The CUSIP number of the Global Security representing such Securities.

                              6.    The frequency of interest.

                              7. Whether such Global Security represents any other Securities issued or to be issued (to the extent then known).

                        D. DTC will credit such Security to the participant account of the Trustee maintained by DTC.

                        E. The Trustee will complete and deliver a Global Security representing such Security in a form that has been approved by the Company, the Agents and the Trustee.

                        F. The Trustee will authenticate the Global Security representing such Security and maintain possession of such Global Security.

                        G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Security to the Trustee's participant account and credit such Security to the participant account of the Purchasing Agent maintained by DTC and (ii) debit the settlement account of the Purchasing Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Security less the Purchasing Agent's commission. The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (a) the Global Security representing such Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

                                    Exh-B-16

                        H. The Purchasing Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Security to the Purchasing Agent's participant account and credit such Security to the participant accounts of the Participants to whom such Security is to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Purchasing Agent maintained by DTC, in an amount equal to the price of the Security less the agreed upon commission so credited to their accounts.

                        I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                        J. The Trustee will credit to an account specified by the Company funds available for immediate use in an amount equal to the amount credited to the Trustee's DTC participant account in accordance with Settlement Procedure "G".

                        K. The Trustee will send a copy of the Global Security representing such Security by first-class mail to the Company.

                        L. Each Agent and Selected Dealer will confirm the purchase of each Security to the purchaser thereof either by transmitting to the Participant to whose account such Security has been credited a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such purchaser. In all cases the Prospectus as most recently amended or supplemented (including the related Pricing Supplement) must accompany or precede such confirmation.

                        M. On a day that is a Business Day, the Trustee will send, by facsimile or electronic transmission, to the Company a statement setting forth the principal amount of Securities outstanding as of that date under the Indenture and setting forth the CUSIP number(s) assigned to, and a brief description of, any orders which the Company has advised the Trustee but which have not yet been settled.

                                    Exh-B-17

Settlement Procedures   In the event of a purchase of Securities by the
Timetable:              Purchasing Agent, as principal, appropriate Settlement
                        details, if different from those set forth below will be set forth in the applicable Terms Agreement to be entered into between the Purchasing Agent and the Company pursuant to the Agency Agreement.

                        Settlement Procedures "A" through "M" shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement              Procedure      Time

                        A              2:00 p.m. on the Trade Day.
                        B              12:00 p.m. on the Business Day following
                                       the Trade Day.
                        C              2:00 p.m. on the Business Day before the
                                       Settlement Date.
                        D              10:00 a.m. on the Settlement Date.
                        E              12:00 p.m. on the Settlement Date.
                        F              12:30 a.m. on the Settlement Date.
                        G-I            2:00 p.m. on the Settlement Date.
                        J-L            2:30 p.m. on the Settlement Date.
                        M              Weekly or at the request of the Company.

                        The Prospectus as most recently amended or supplemented (including the related Pricing Supplement) must accompany or precede any written confirmation given to the customer (Settlement Procedure "L"). Settlement Procedure "I" is subject to extension in accordance with any extension Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                        If Settlement of a Security is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

                                    Exh-B-18

Failure to Settle:      If the Trustee fails to enter an SDFS deliver order with
                        respect to a Security pursuant to Settlement Procedure
                        "G", the Trustee may deliver to DTC, through DTC's
                        Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Security to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains
                        Securities having the same terms and having a principal amount that is at least equal to the principal amount of such Security to be debited. If withdrawal messages are processed with respect to all the Securities issued or to be issued represented by a Global Security, the Trustee will cancel such Global Security in accordance with the Indenture, make appropriate entries in its records and so advise the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Securities represented by a Global Security, the Trustee will exchange such Global Security for two
                        Global Securities, one of which shall represent such Securities and shall be cancelled immediately after issuance, and the other of which shall represent the remaining Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security. If the purchase price for any Security is not timely paid to the Participants with respect to such Security by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the related
                        Agent may enter SDFS deliver orders through DTC's participant Terminal System reversing the orders entered pursuant to Settlement Procedures "G" and "H", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Agent in the performance of its obligations hereunder or under the Agency Agreement, the Company will reimburse the Agent on an equitable basis for its reasonable out-of-pocket accountable expenses actually incurred and loss of the use of funds during the period when they were credited to the account of the Company.

                                    Exh-B-19

                        Notwithstanding the foregoing, upon any failure to settle with respect to a Security, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of Securities that were to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures "D" and "E", for the authentication and issuance of a Global Security representing the other Securities to have been represented by such Global Security and will make appropriate entries in its records.

                                    Exh-B-20

Suspension of           Subject to the Company's representations, warranties and
Solicitation;           covenants contained in the Selling Agreement as they
Amendment or            relate to prior solicitations or sales of Securities,
Supplement:             the Company may instruct the Purchasing Agent to
                        instruct the Agents to suspend at any time for any period of time or permanently, the solicitation of orders to purchase Securities. Upon receipt of such instructions (which may be given orally), each Agent will forthwith suspend solicitation until such time as the Company has advised it that solicitation of purchases may be resumed.

                        In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Purchasing Agent, the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                        If the Company decides to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Purchasing Agent and the Agents and furnish the Purchasing Agent and the Trustee with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agreement. Subject to the provisions of the Selling Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Securities. The Company will provide the Purchasing Agent and the Trustee with copies of any such supplement, and confirm to the Purchasing Agent that such supplement has been filed with the SEC.

Trustee Not to Risk     Nothing herein shall be deemed to require the Trustee to
Funds:                  risk or expend its own funds in connection with any
                        payment to the Company, or the Agents or the purchasers, it being understood by all parties that payments made by the Trustee to either the Company or the Agents shall be made only to the extent that funds are provided to the Trustee for such purpose.

                                    Exh-B-21

Advertising Costs:      The Company shall have the sole right to approve the
                        form and substance of any advertising an Agent may initiate in connection with such Agent's solicitation to purchase the Securities. The expense of such advertising will be solely the responsibility of such Agent, unless otherwise agreed to by the Company.

                                    Exh-B-22

                              APPENDIX TO EXHIBIT B

            National Rural Utilities Cooperative Finance Corporation
                           Survivor's Option Checklist

CFC InterNotes ("note" or "notes") may contain a provision that permits repayment of a note prior to its stated maturity, due to the death of the beneficial owner of such note (the "Survivor's Option"). The exercise of the Survivor's Option shall be conducted in the following manner:

1. The authorized representative of the deceased beneficial owner of the note must provide the following to the appropriate broker or other entity through which the beneficial interest in the note is held by the deceased beneficial owner:

      a. A written instruction to such broker or other entity to notify DTC of the authorized representative's desire to obtain repayment pursuant to exercise of the Survivor's Option;

      b. Appropriate evidence satisfactory to the Company and the Trustee (i) that the deceased was the beneficial owner of the note at the time of death and his or her interest in the note was owned by the deceased beneficial owner or his or her estate at least six months prior to the request for repayment, (ii) that the death of the beneficial owner has occurred, (iii) of the date of death of the beneficial owner, and (iv) that the representative has authority to act on behalf of the beneficial owner;

      c. If the interest in the note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Company and the Trustee from the nominee attesting to the deceased's beneficial ownership of such note;

      d. A written request for repayment signed by the authorized representative of the deceased beneficial owner with the signature guaranteed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States;

      e.    If applicable, a properly executed assignment or endorsement;

      f. Tax waivers and any other instruments or documents that the Company or the Trustee reasonably require in order to establish the validity of the beneficial ownership of the note and the claimant's entitlement to payment; and

      g. Any additional information that the Company or the Trustee reasonably require to evidence satisfaction of any conditions to the exercise of the Survivor's Option or to document beneficial ownership or authority to make an election and to cause the repayment of the note.

                                  Exh-B-App-1

2. In turn, the broker or other entity will deliver each of these items to the Trustee, together with evidence satisfactory to the Company and the Trustee from the broker or other entity stating that it represents the deceased beneficial owner.

3. The broker or other entity will be responsible for disbursing payments received from the Trustee to the authorized representative.

4. Forms for the exercise of the Survivor's Option ("Election Form"), may be obtained from the Trustee at:

      U.S. Bank Trust National Association

      100 Wall Street - Suite 1600
      New York, NY 10005
      Attention: Beverly Freeney
      (212) 361-2893

5.    Upon receipt of an Election Form, the Trustee shall:

      a. Verify that the documents listed in Section 1 above have been received by the Trustee, and are in proper order;

      b. Verify the Original Issue Date for the notes being submitted for repayment;

      c.    Update its records to reflect that the notes have been repaid;

      d. Submit a copy of the Election Form to the Company (to the attention of Josh Silverman) by facsimile at (703) 709-6779; and

      e. The Company will confirm its authorization of the redemption by submitting a notice to the Trustee by facsimile. The Trustee in turn will notify DTC that the Company has authorized the redemption of the notes. Such notice should be sent to the attention of Roy Scarpula by facsimile at (212) 855-7206.

6. The exercise of the Survivor's Option is subject to the following conditions:

      a. The beneficial owner, or the estate of the beneficial owner, must have owned the notes submitted for repayment at least six months prior to the request to exercise the Survivor's Option;

      b. The Company may limit the aggregate principal amount of notes as to which the Survivor's Option may be exercised in any calendar year on behalf of any individual deceased beneficial owner of notes to $250,000;

      c. The Company will permit the exercise of Survivor's Options only in principal amounts of $1,000 and multiples of $1,000;

                                  Exh-B-App-2

      d. The Company may limit the aggregate principal amount of notes as to which exercises of the Survivor's Option may be accepted by the Company in any calendar year, to the greater of $2,000,000 or 2% of the principal amount of all CFC InterNotes outstanding as of December 31 of the most recently completed calendar year;

      e. Notes accepted for repayment through the exercise of a Survivor's Option will normally be repaid on the first interest payment date that occurs 20 or more calendar days after the date of the acceptance. For example, if interest pays monthly on January 15, 2005 and a Survivor Option is accepted on the January 2, 2005 the holder will not get paid until the next interest payment date since the acceptance is less than 20 days prior the payment date; and

      f. An otherwise valid election to exercise the Survivor's Option may not be withdrawn.

                                  Exh-B-App-3

                                    EXHIBIT C
                                 TERMS AGREEMENT

                                                                 _________, 20__


National Rural Utilities Cooperative Finance Corporation
Woodland Park
2201 Corporate Way
Herndon, VA 20171
Attention: [     ]

Subject in all respects to the terms and conditions of the Agency Agreement dated [ ], 2004, among National Rural Utilities Cooperative Finance Corporation
and Banc of America Securities LLC, Incapital LLC, [   ], the undersigned agrees
to purchase the following aggregate principal amount of CFC InterNotes(R):

$_____________
The terms of such Securities shall be as follows:
CUSIP Number: _____________
Price to Public: __________%
Agent's Concession: _______%
Net Proceeds to Issuer: $___________
Maturity Date: ____________
Settlement Date, Time and Place: __________
Interest Rate or Method of Determining:

     FIXED RATE SECURITY: __________

     Interest Payment Frequency: __________
     Regular Record Dates: __________

     FLOATING RATE SECURITY: __________

          If LIBOR:

                 (i)    LIBOR Telerate [ ] or LIBOR Reuters [ ]
                 (ii)   Designated LIBOR Page:
                 (iii)  Designated LIBOR Currency:

                 If CMT Rate:

                 (i)    Designated CMT Telerate Page:
                 (ii)   Designated CMT Maturity Index:

          Initial Interest Rates: __________
          Spread, if any: __________
          Spread Multiplier, if any: __________
          Interest Reset Date(s): __________

                                    Exh-C-1

          Interest Payment Date(s): __________
          Record Dates: __________
          Index Maturity: __________
          Maximum Interest Rate, if any: __________
          Minimum Interest Rate, if any: __________
          Calculation Agent: __________

Survivor's Option [ ] Yes [ ] No
Amortizing Securities: [ ] Yes [ ] No
Indexed Securities: [ ] Yes [ ] No
Optional Redemption/Repayment, if any: __________
Initial Redemption/Repayment Date[s]: __________
Redemption/Repayment Price: Initially ___% of Principal Amount and declining by ___% of the Principal Amount on each anniversary of the Initial Redemption/Repayment Date until the Redemption/Repayment Price is 100% of the Principal Amount.

Other terms and conditions agreed to by the Purchasing Agent and the Company, if any:

                                            INCAPITAL LLC,

                                            By:    _____________________________

                                            Title: _____________________________

ACCEPTED
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,

By:    _____________________________

Title: _____________________________

TERMS OF THE SECURITIES APPROVED

                                    Exh-C-2

By:    _________________________________________
       [Governor or Chief Financial Officer]

                                    Exh-C-3

                                    EXHIBIT D
                           Form of Pricing Supplement

Pricing Supplement Dated: ______________                    Rule 424(b)(3)
(To Prospectus Supplement Dated [    ], 2004 and            File Nos. 333-109310
Prospectus Dated October 17, 2003

Pricing Supplement No. ________________________________

                                     U.S. $
            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
                                CFC INTERNOTES(R)
                  DUE MORE THAN NINE MONTHS FROM DATE OF ISSUE

Trade Date: __________________________________________________
Issue Date: __________________________________________________
Joint Lead Managers: _________________________________________
Agents: ______________________________________________________


                                                                                            INTEREST
                                                                                              RATE
                                                               NET                             OR
                 AGGREGATE        PRICE                      PROCEEDS     AMORTIZING        INTEREST
                 PRINCIPAL         TO                           TO         SECURITY           RATE
 CUSIP            AMOUNT         PUBLIC      CONCESSION       ISSUER        YES/NO            BASIS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------


                                   INITIAL         INTEREST         MAXIMUM        MINIMUM           DAY
                   INDEX          INTEREST          RESET          INTEREST        INTEREST         COUNT
   SPREAD        MATURITY          RATE             DATES            RATE            RATE           BASIS
(if floating   (if floating    (if floating      (if floating    (if floating    (if floating    (if floating
   rate)          rate)            rate)            rate)            rate)           rate)           rate)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                    Exh-D-1

 INTEREST                     1st INTEREST                    REDEMPTION      REDEMPTION/
 PAYMENT        MATURITY        PAYMENT        SURVIVOR'S    OR REPAYMENT      REPAYMENT
FREQUENCY         DATE           DATE            OPTION        YES/NO           TERMS
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

   Other Terms: ________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________


                                    Exh-D-2

                                    EXHIBIT E
                        Master Selected Dealer Agreement

[Name]
[Address1]
[Address2]

Dear Selected Dealer:

            In connection with public offerings of securities after the date hereof for which we are acting as manager of an underwriting syndicate or are otherwise responsible for the distribution of securities to the public by means of an offering of securities for sale to selected dealers, you may be offered the right as such a selected dealer to purchase as principal a portion of such securities. This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.

            1. Applicability of this Agreement. The terms and conditions of this Agreement shall be applicable to any public offering of securities ("Securities"), pursuant to a registration statement filed under the Securities Act of 1933 (the "Securities Act"), or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein Incapital LLC clearing through BNY Clearing Services, LLC (the "Account") (acting for its own Account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers ("Selected Dealers") and has expressly informed you that such terms and conditions shall be applicable. Any such offering of Securities to you as a Selected Dealer is hereinafter called an "Offering". In the case of any Offering where we are acting for the account of any underwriting or similar group or syndicate ("Underwriters"), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives.

            2. Conditions of Offering; Acceptance and Purchases. Any Offering:
      (i) will be subject to delivery of the Securities and their acceptance by us and any other Underwriters; (ii) may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and
      (iii) may be made on the basis of reservation of Securities or an allotment against subscription. We will advise you by electronic mail, facsimile or other form of written communication ("Written Communication", which term, in the case of any Offering described in Section 3(a) or 3(b) hereof, may include a prospectus or offering circular) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in
      Section 3(c) hereof) of any Offering in which you are invited to participate. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by you with respect to an Offering should be sent to Incapital LLC, One

                                    Exh-E-1

      North LaSalle Street, Suite 3500, Chicago, IL 60602, (Fax: (312) 379-3701). We reserve the right to reject any acceptance in whole or in part. Unless notified otherwise by us, Securities purchased by you shall be paid for on such date as we shall determine, on one day's prior notice to you, by certified or official bank check, in an amount equal to the Public Offering Prices (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in New York Clearing House funds to the order of BNY Clearing Services, LLC clearing for the account of Incapital LLC, against delivery of the Securities. If Securities are purchased and paid for at such Public Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Securities. Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Securities purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

            3. Representations, Warranties and Agreements.

            (a) Registered Offerings. In the case of any Offering of Securities that are registered under the Securities Act ("Registered Offering"), we shall provide you with such number of copies of each preliminary prospectus and of the final prospectus relating thereto as you may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable rules and regulations of the Securities and Exchange Commission thereunder. You represent and warrant that you are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that you will comply therewith. You agree to make a record of your distribution of each preliminary prospectus and, when furnished with copies of any revised preliminary prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a preliminary prospectus. You agree that in purchasing Securities in a Registered Offering you will rely upon no statement whatsoever, written or oral, other than the statements in the final prospectus delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or by any Underwriter to give any information or to make any representation not contained in the prospectus in connection with the sale of such Securities.

            (b) Offerings Pursuant to Offering Circular. In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, we shall provide you with such number of copies of each preliminary offering circular and of the final offering circular relating thereto as you may reasonably request. You agree that you will comply with the applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers. You agree that in purchasing Securities pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the final offering circular delivered to you by us. You will not be authorized by

                                    Exh-E-2
the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.

            (c) Offer and Sale to the Public. With respect to any Offering of Securities, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers and the time when you may commence selling Securities to the public. After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance to dealers. The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the "Public Offering Price", the "Concession" and the "Reallowance". With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 4 hereof, you agree to offer Securities to the public at no more than the Public Offering Price. If so notified by us, you may sell Securities to the public at a lesser negotiated price than the Public Offering Price, but in an amount not to exceed the "Concession". If a Reallowance is in effect, a reallowance from the Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Rule 2740 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and who are either members in good standing of the NASD or foreign banks, dealers or institutions not eligible for membership in the NASD who represent to you that they will promptly reoffer such Securities at the Public Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 3(e) hereof.

            (d) Over-allotment; Stabilization; Unsold Allotments. We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities for long or short account and to stabilize or maintain the market price of the Securities. You agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Securities purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Securities as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession. If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in the open market or otherwise any Securities purchased by you under this Agreement as part of such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Securities (unless you shall have purchased such Securities pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and broker's commissions or dealer's mark-up, if any, paid in connection with such purchase or contract to purchase.

                                    Exh-E-3

            (e) NASD. You represent and warrant that you are actually engaged in the investment banking or securities business and either a member in good standing of the NASD or, if you are not such a member, you are a foreign bank, dealer or institution not eligible for membership in the NASD which agrees to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making other sales to comply with the NASD's interpretation with respect to free riding and withholding. You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of the NASD's interpretation with respect to review of corporate financing as such requirements relate to such Offering.

            You agree that, in connection with any purchase or sale of the Securities wherein a Concession, discount or other allowance is received or granted, (1) you will comply with the provisions of Rule 2740 of the NASD's Conduct Rules and (2) if you are a non-NASD member broker or dealer in a foreign country, you will also comply (a), as though you were an NASD member, with the provisions of IM-2110-1 and Rules 2730, 2740 and 2750 of the NASD's Conduct Rules and (b) with Rule 2420 thereof as that Rule applies to a non-NASD member broker or dealer in a foreign country.

            You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a Concession or other allowance is granted to you, clauses (1) and (2) of the preceding paragraph will be applicable.

            (f) Relationship among Underwriters and Selected Dealers. We may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, without consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Public Offering Price less all or any part of the Concession. Unless otherwise specified in a separate agreement between you and us, this agreement does not authorize you to act as agent for: (i) us; (ii) any Underwriter; (iii) the issuer; or (iv) other seller of any Securities in offering Securities to the public or otherwise. Neither we nor any Underwriter shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection with any Offering. Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriter or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service. In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including,

                                    Exh-E-4
in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.

            (g) Blue Sky Laws. Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Securities have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Securities in any such jurisdiction.

            (h) Compliance with Law. You agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities) you will comply with all applicable laws, rules and regulations, including the applicable provisions of the Securities Act and the Exchange Act, the applicable rules and regulations of the Securities and Exchange Commission thereunder, the applicable rules and regulations of the NASD, the applicable rules and regulations of any securities exchange having jurisdiction over the Offering and the applicable laws, rules and regulations specified in Section 3(b) hereof.

            4. Termination, Supplements and Amendments. This Agreement shall continue in full force and effect until terminated by a written instrument executed by each of the parties hereto. This Agreement may be supplemented or amended by us by written notice thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to "this Agreement" herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in
Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the commencement of the public offering of the Securities to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.

            5. Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in
Section 1 hereof, and the respective successors and assigns of each of them.

            6. Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York.

            Please confirm by signing and returning to us the enclosed copy of this Agreement that your subscription to, or your acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 4 hereof) together with and subject to any supplementary terms and conditions contained in any Written Communication from us in connection with such Offering, all of which shall

                                    Exh-E-5
constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Section 3 hereof are true and correct at that time,
(iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) in the case of any Offering described in Section 3(a) and 3(b) hereof, acknowledgment that you will request and have received from us sufficient copies of the final prospectus or offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in
Section 3(a) or 3(b) hereof.

                                          Very truly yours,

                                          INCAPITAL LLC

                                          By: __________________________________

________________________________________________________________________________

CONFIRMED: __________________, 20__

{Company}

By: __________________________________

Name: ________________________________
         (Print name)

Title: _______________________________

                                    Exh-E-6